SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): September 5, 1999




                             OPAL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                   33-18834-LA
                            -----------------------
                            (Commission file number)

                 Nevada                                         87-0306464
----------------------------------------------            ----------------------
(State or other jurisdiction of incorporation)               (I.R.S. Employer
                                                          Identification Number)


         Suite 4704, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                011-852-2541-1999
               --------------------------------------------------
              (Registrant's telephone number, including area code)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

On September 5, 1999 the Registrant acquired 5,000,000 or 38.46% of the 13,000,000 issued and outstanding shares of China Can Holdings, Inc. (the "Company") in exchange for 25,000,000 shares of the Registrant's common stock. The Company owns a 65% equity interest in Shijianzhuang Huale Metal Packing Products Co. Limited, a PRC company established to produce tops for metal beverage cans. This company anticipates commencing operations in 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        OPAL TECHNOLOGIES, INC.
                                                        By: /s/ John Koon
                                                           ---------------------
                                                            John Koon, President

         Date: February 16, 2000